UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2023

AppTech Payments Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-27569	66-0847995
(Commission File Number)	(IRS Employer Identification No.)

5876 Owens Ave, Suite 100

Carlsbad, California 92008

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (760) 707-5959

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $0.001 per share	APCX	Nasdaq Capital Market
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $4.15	APCXW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 18, 2023 AppTech Payments Corp., (the “Company”) and InstaCash, Inc. (“InstaCash”) entered into a Master Services and Development Agreement (the “Agreement”) governing the relationship between the parties and the services provided by the Company to InstaCash, which include, managing InstaCash’s mobile-to-mobile payment system, designing and developing InstaCash’s mobile-to-mobile payment system, and grants InstaCash a limited, non-exclusive, worldwide right and license to use AppTech’s patent portfolio (the “AppTech Services”).

Pursuant to the Agreement, InstaCash will issue to the Company the number of shares of preferred stock equal to seven percent (7%) of the total fully diluted capital stock (including options, warrants, and other convertible securities) as of June 18, 2023.

The Agreement will remain in effect so long as AppTech is providing AppTech Services to InstaCash under an applicable Strategic Partnership Agreement (as defined in the Agreement) or active Order Form (as defined in the Agreement). The term of each Strategic Partnership Agreement and Order Form shall automatically renew for twelve (12) additional months unless either the Company or InstaCash provides written notice of its intent not to renew at least sixty (60) days prior to the term of the then-current Strategic Partnership Agreement or Order Form. Either party may terminate the Agreement by giving written notice to the other party of a material breach of the Agreement which has not been cured within thirty (30) days of receipt of the written notice by the breaching party.

The Agreement contains customary representations and warranties, indemnification by the Company, and limitations on liabilities.

The foregoing provides only a brief description of the material terms of the Agreement and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to the full text of the Agreement filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On June [20], 2023, the Company issued a press release announcing the Agreement. A copy of this press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

The information disclosed under this Item 7.01, including Exhibit 99.1, is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference in any filing under the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*	Master Services and Development Agreement
99.1	Press release dated June 20, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPTECH PAYMENTS CORP.

Date: June 21, 2023	By:	/s/ Luke D’Angelo
Luke D’Angelo
Chief Executive Officer

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